UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2021
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SKYDECK ACQUISITION CORP.

(Exact name of registrant as specified in its charter)
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Cayman Islands	001-40422	98-1583722
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Dyer Street, 2nd Floor Providence, Rhode Island	02903
(Address of principal executive offices)	(Zip Code)

(401) 854-4567
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one third of one redeemable warrant	SKYAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	SKYA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SKYAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 21, 2021, Skydeck Acquisition Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 20,000,000 units (the “Units”), at an offering price of $10.00 per Unit and a private placement with Skydeck Management LLC of 4,666,667 private placement warrants at a price of $1.50 per warrant (the “Private Placement”). The proceeds from the IPO, net of estimated offering expenses (including underwriting commissions), together with certain of the proceeds from the Private Placement, $200,000,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the Offering Proceeds held in the trust account that may be released to the Company to pay its income taxes, if any, the Company’s amended and restated memorandum and articles of association provides that the Offering Proceeds will not be released from the trust account (1) to the Company, until the  completion of the Company’s initial business combination, or (2) to the Company’s public shareholders, until the earliest of (a) the completion of the Company’s initial business combination, and then only in connection with those Class A ordinary shares that such shareholders properly elected to redeem, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (i) to modify the substance or timing of the Company’s obligation to provide holders of the Company’s Class A ordinary shares the right to have their shares redeemed in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (ii) with respect to any other provisions relating to the rights of holders of the Company’s Class A ordinary shares, and (c) the redemption of the Company’s public shares if the Company has not consummated its business combination within 24 months from the closing of the IPO, subject to applicable law.

An audited balance sheet as of May 21, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

99.1	Audited Balance Sheet as of May 21, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2021	SKYDECK ACQUISITION CORP. By:/s/ Martin J. Mannion Name:Martin J. Mannion Title:Chief Executive Officer and Director

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